                                                                  EXHIBIT 10(43)

Mayor\City of Detroit
1126 City-County Building
Detroit, MI 48226

Corporation Counsel
City of Detroit
First National Building
660 Woodward Avenue
Suite 1650
Detroit, MI 48226

The Economic Development Corporation
of the City of Detroit
211 W. Fort Street
Suite 900
Detroit, MI 48226

     Reference is made to the Amended and Restated Casino Development Agreement among the City of Detroit ("City"), the Economic Development Corporation of the City of Detroit ("EDC") and MGM Grand Detroit, L.L.C. ("Developer") for the
City of Detroit Development Project, dated as of April 9, 1998, as amended as of June 25, 1998 (the "Development Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Development Agreement. To induce the City Administration to submit to the City Council for their approval, a Conveyance Agreement amended in the form set forth on
Exhibit A attached hereto, the Developer agrees, subject to satisfaction of the
---------
conditions set forth below, as follows:

     1.    Approval of Revised Schedules A and B.  In reliance upon the
           -------------------------------------
representation by City and EDC that Developer or its consultants have been furnished with all Supporting Material (as defined in Section 3.03 of the form
                                                      ------------
of Conveyance Agreement annexed to the Development Agreement) reasonably required by Developer or its consultants to make an informed decision as to the accuracy of Revised Schedules A and B in the form attached hereto ("Revised Schedules A and B") which will be submitted as contemplated by Section 2.18 of
                                                               ------------
the Development Agreement, Developer hereby approves and accepts Revised Schedules A and B.

     2.    Developer Waiver Regarding Revised Schedules A and B.  Developer
           ----------------------------------------------------
hereby waives any and all rights that it may have to claim or assert that the information set forth on Revised Schedules A and B, or the Supporting Material on which they are based, is incomplete, inaccurate or requires further revision in any respect. Developer hereby acknowledges that the amounts set forth on Revised Schedules A and B are estimates and agrees that Developer's waiver shall not be affected if final costs exceed such estimates.

     3.    Agreement To Amend Conveyance Agreement.  Developer agrees that the
           ---------------------------------------
form of Conveyance Agreement to be submitted by the City Administration to City Council for its approval shall be amended in the form set forth on Exhibit A
                                                                   ---------
attached hereto.

     4.    Agreement to Complete Legal Description.  Developer agrees that
           ---------------------------------------
within two weeks of the date hereof, it will reach agreement with the Other Developers as to the correct legal description of the Property, as that term is defined in the Conveyance Agreement (the "Legal Description").

     5.    Conditions to Developer's Agreements.  Developer's agreements
           ------------------------------------
hereunder are expressly subject to and conditioned upon the following:

     A.    The Conveyance Agreement being amended in the form of Exhibit A
                                                                 ---------
attached hereto, and such Conveyance Agreement, as so amended, being duly approved by the City, the City Council and the EDC.

     B. The City not amending or revising Revised Schedules A or B to add any new matter.

     C. The accuracy of the City's and EDC's representation in paragraph 1 above, provided that such representation shall not be deemed inaccurate if Developer's or its consultant's failure to receive any Supporting Material would not have reasonably resulted in a conclusion that Revised Schedules A and B are inaccurate or incomplete.

     D. The City not having withheld from Developer any information which, in the exercise of its good faith judgment, would have been reasonably required to make an informed decision as to the accuracy of Revised Schedules A and B.

     E. The City not including as the cost of a Response activity on a revised Schedule A a matter that reasonably could be classified as an Infrastructure Improvement.

     F. Receipt by the Developer of an ALTA boundary survey of the land to be included in the Land-Based Casino Developments together with currently-effective title insurance commitments sufficient to assure the Developer, in the exercise of its reasonable judgment, that it will acquire all the Property pursuant to the Conveyance Agreement subject to no restrictions or encumbrances which would materially prevent or impede the development of the Casino Complex.


January 26, 1999

                                       MGM GRAND DETROIT, LLC, a Delaware
                                       limited liability company



                                       By:  /S/
                                          -------------------------------
                                          Its:  Vice Chairman

                              Revised Schedule A*
                              ------------------


(i)   The City's best estimate of the aggregate of the
      Feehold Compensation                                     $ 151,801,800

(ii)  The cost of all Infrastructure Improvements                 88,694,880


(iii) The costs of all of the above and below ground
      environmental Response activity necessary in order
      to obtain a covenant not to sue in favor of the City,
      EDC, Developer and the Other Land-Based Casino Developers
      issued by the Michigan Department of Environmental
      Quality with respect to the Casino Area and the Public
      Land.                                                        9,187,647
                                                                 -----------

      Total of (i), (ii) and (iii)                             $ 249,684,327
                                                                 ===========


*Capitalized terms have the same meanings ascribed to them in the Agreements

                              Revised Schedule B
                              ------------------


I. St. Aubin Corridor
--------------------------------------------------------------------------------------------
A. Reconstruct Jefferson Ave. Bridge for 6-lane roadway section.               $1,520,000
--------------------------------------------------------------------------------------------
B. Roadway Section from South line of Jefferson to Antietam
bridge, including utility relocations, four-lane roadway with future rail provision, new bridges at Jefferson, Larned, Lafayette and
Antietam and one pedestrian bridge.                                            29,710,000
--------------------------------------------------------------------------------------------
C-1. Gratiot/I-75 intersection at grade including utility relocation
and signage to prohibit left turns onto St. Aubin and Chene.                  11,387,200
--------------------------------------------------------------------------------------------
C-2. PLD ducts and related work for signals and lights.                         1,340,000
--------------------------------------------------------------------------------------------
D. Environmental remediation on land at Gratiot and in corridor.                3,041,030
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
II. Roadways
--------------------------------------------------------------------------------------------
A. Atwater 5 land roadway from Rivard to Chene along existing alignment widened to north from Riopelle to Chene and to south from Riopelle to Rivard; 15 foot sidewalk on north to be on private
property with utility easement.                                                 4,400,000
--------------------------------------------------------------------------------------------
B. Atwater same as above from Rivard to New Boulevard.                            931,000
--------------------------------------------------------------------------------------------
C. Riopelle from Jefferson to Atwater widened and reconstructed
with public sidewalks both sides.                                                 710,000
--------------------------------------------------------------------------------------------
D. Chene from Jefferson to Atwater widened and reconstructed
with public sidewalks both sides.                                                 819,000
--------------------------------------------------------------------------------------------
E. Upgrade existing traffic signal at Chene & Jefferson
intersection.                                                                     228,000
--------------------------------------------------------------------------------------------
F. New traffic signals for:
--------------------------------------------------------------------------------------------
   1. I-375 (New Boulevard) & Atwater                                             202,000
--------------------------------------------------------------------------------------------
   2. Atwater & Riopelle                                                          157,000
--------------------------------------------------------------------------------------------
   3. Atwater & Dequindre                                                         202,000
--------------------------------------------------------------------------------------------


   4. New Street (N-S) & Atwater                                                 202,000
--------------------------------------------------------------------------------------------
   5. Jefferson & Riopelle                                                       187,000
--------------------------------------------------------------------------------------------
   6. Atwater & Chene                                                            187,000
--------------------------------------------------------------------------------------------
G. Traffic signal feed extension and traffic signal intra connect
extension.                                                                       634,000
--------------------------------------------------------------------------------------------
H. Roadway trail blazing signs on City streets and on MDOT
freeways.                                                                        712,000
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
III. Other
--------------------------------------------------------------------------------------------
Purchase of trolley buses for Atwater route: 2 natural gas fueled
decorative "trolleys" at $250,000 each.                                          500,000
--------------------------------------------------------------------------------------------
Contingency                                                                   25,000,000
--------------------------------------------------------------------------------------------

Total
--------------------------------------------------------------------------------------------
Detroit Based Enterprise Premium (2%)                                            883,420
--------------------------------------------------------------------------------------------
Wage escalation for labor (3%)                                                 1,325.130
--------------------------------------------------------------------------------------------
GMP Expense, overhead and profit (10%)                                         4,417,000
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Grand Total                                                                  $88,694,880
--------------------------------------------------------------------------------------------